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                                                                   EXHIBIT (g.1)

                               CUSTODY AGREEMENT


THIS CUSTODY AGREEMENT is dated January 30, 2001

BETWEEN

THE CHASE MANHATTAN BANK, a New York State chartered bank, having an office at 270 Park Ave., New York, NY 10017-2070 (the "Custodian"), and iSHARES INC., an investment company with multiple iShares MSCI Index Funds, whose principal office is at 400 Bellevue Parkway, Wilmington Delaware 19809 (the Client)

APPOINTMENT AND ACCEPTANCE; ACCOUNTS

1.(a) The Client hereby appoints the Custodian as a custodian of Property (as defined below) owned or under the control of the Client that is delivered to the Custodian, or any Subcustodian as appointed below, from time to time to be held in custody for the Client. The Custodian agrees to act as such custodian upon the terms and conditions hereinafter provided. The Custodian acknowledges that the Client acts on behalf of its various iShares MSCI Index Funds, each of which maintains a separate account with the Custodian.

(b) Prior to the delivery of any Property by the Client to the Custodian in respect of any Account, the Client shall deliver to the Custodian each document and other item listed in Appendix 1 as reasonably necessary or appropriate for such Property. In addition, the Client shall deliver to the Custodian any additional documents the Custodian may reasonably deem necessary for the performance of its duties under this Agreement.

(c) The Client instructs the Custodian to establish on the books and records of the Custodian the cash and securities accounts listed in Appendix 2, as such Appendix may be amended or supplemented from time to time (the "Accounts"). Upon receipt of Authorized Instructions (as defined below) and appropriate account opening forms, the Custodian shall open additional Accounts for the Client. Upon the Custodian's confirmation to the Client of the opening of such additional Accounts, or of the closing of Accounts, Appendix 2 shall be deemed automatically amended or supplemented accordingly. The Custodian shall record in the Accounts and shall have general responsibility for the safekeeping of all securities ("Securities"), cash, cash equivalents and other property (all such Securities, cash, cash equivalents and other property being collectively the "Property") of the Client that are delivered to the Custodian for custody or that were previously delivered to Custodian for custody at any time on or after the date that Custodian succeeded by operation of law to the rights and obligations of Morgan Stanley Trust Company and that remain in the custody of the Custodian as of the date hereof (it being expressly agreed that cash is not a "financial asset" for purposes of Article 8 of the New York Uniform Commercial Code and it being further expressly agreed that Custodian shall be responsible, where applicable, for certain services specified herein with respect to Property no longer in its custody (including, by way of illustration, tax reclaim services).

(d) For the avoidance of doubt, there shall be no right of set-off between Accounts and no Property relating to any Account shall be used to meet the obligations of any other Account or of the Client in relation thereto or of any other customers of the Custodian.

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SUBCUSTODIANS

2. The Securities may be held in custody accounts that have been established by the Custodian with one or more domestic or foreign banks or other institutions as listed on Exhibit A (the Subcustodians), as such Exhibit may be amended from time to time by the Custodian by not less than sixty (60) days' written notice to the Client, or through the facilities of one or more securities depositories or clearing agencies, but the Custodian may not use the services of any Subcustodian or depository not named in Exhibit A (as amended from time to time) save where obliged to do so in order to deliver or take delivery of a Security in settlement of a transaction carried out by the Client and instructed to be settled by the Client. Subject as provided in Section 12, the Custodian shall hold Property through a Subcustodian, securities depository or clearing agency, and any Subcustodian may hold Property in a securities depository or a clearing agency, and in the case of each Subcustodian as selected by it using reasonable care and skill, only if:

(a) the agreement between Customer and such Subcustodian provides that the Property shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or any of its creditors, except a claim of payment for their safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian, arising under bankruptcy, insolvency or similar laws; and

(b) beneficial ownership of such Property may be freely transferred without the payment of money or value other than for safe custody or administration.

RECORDS

3.   With respect to Property held by a Subcustodian:

          (i) The Custodian may hold Securities with securities or other investments of other customers with a Subcustodian in a single account identified as held by the Custodian for the benefit of its customers;

          (ii) The Custodian shall identify on its books as belonging to Client's Accounts any Property held by a Subcustodian for the Custodian's account;

          (iii) The Custodian shall require that Property held by the Subcustodian for the Custodian's account be identified on the Subcustodian's books as separate from any other property held by the Subcustodian other than property of the Custodian's customers held solely for the benefit of customers of the Custodian; and

          (iv) In the event the Subcustodian holds Property in a securities depository or clearing agency, such Subcustodian shall be required by its agreement with the Custodian to identify on its books such Property as being held for the account of the Custodian as custodian for its customers or in such other manner as is required by local law or market practice.

ACCESS TO RECORDS

4. The Custodian shall allow the Client or its duly authorized agent reasonable access to the records held by the Custodian relating to Property as the Client may reasonably require in connection with their examination of the Client's affairs. The Custodian shall also obtain from any Subcustodian (and shall

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require each Subcustodian to use reasonable efforts to obtain from any securities depository or clearing agency in which it deposits Property) an undertaking, to the extent consistent with local market practice and the laws of the jurisdiction or jurisdictions to which such Subcustodian, securities depository or clearing agency is subject, to permit the Client or its duly authorized agent such reasonable access to the records of such Subcustodian, securities depository or clearing agency as may be reasonably required or to take such other action as the Custodian in its judgement may deem sufficient to ensure such reasonable access.

REPORTS

5. The Custodian shall provide such reports and other information to the Client and to such persons as the Client directs and as the Custodian and the Client may agree from time to time. Custodian shall issue statements to Client at times mutually agreed identifying the Property in the Accounts, and otherwise on request. Additionally, the Custodian shall send Client an advice or notification of any transfers of Property to or from the Accounts. Such statements, advice, or notifications shall indicate the identity of the entity having custody of the Property. Unless the Client sends the Custodian a written exception or other objection to any such statement, advice or related notification within thirty (30) days after the Client's next audit covering any period included in the statement, advice or related notification (but in no event shall such written exception or other objection be made more than thirty
(30) days and one (1) year from the date of such statement, advice or related notification), the Client shall be deemed to have approved the same. The Custodian shall advise the Client in writing of any material changes in the foreign custody arrangements applicable to Client's Property.

PAYMENT OF MONIES

6(a) The Custodian shall make payments from monies being held in the Accounts only in accordance with Authorized Instructions or as provided in Sections 9(e) and (i), 13 and 17. To facilitate the administration of the Client's trading and investment activity, when instructed by specific or standing Instruction, the Custodian is authorized as the Client's agent to cause the Client to enter into spot or forward foreign exchange contracts with the Custodian, its Affiliates or Subcustodians. Authorized Instructions, including standing instructions, may be issued with respect to such contracts but the Custodian may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Custodian, its Affiliates or Subcustodians enter into a separate master foreign exchange contract with the Client that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Agreement shall apply to such transactions. (For purposes hereof, the term "Affiliate" shall mean an entity controlling, controlled by, or under common control with, the Custodian.)


TRANSFER OF SECURITIES

7. The Custodian shall make, or cause any Subcustodian to make, transfers, exchanges or deliveries of Securities only in accordance with Authorized Instructions or as provided in Sections 9 and 17. For purposes of Sections 7 and 7(A), all notices shall be sent both as set forth in Section 20 and any service level documentation that may be agreed upon by the parties (the "Service Documentation").

7A (1) Except as specified in Section 7(A)(3) below, if the Custodian credits the Account on a payable date, or at any time prior to actual collection and reconciliation to the Account, with interest, dividends,

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redemptions or any other amount due, the Client shall promptly return any such amount upon the prior written notice periods specified in the Service
Documentation: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If the Client does not return any such amount by the expiration of the applicable notice period, the Custodian shall be entitled, upon 72 hours additional prior written notice to the Client, to reverse such credit by debiting the Account for the amount previously credited. The Custodian or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Client upon Authorized Instructions after consultation with the Client.

         (2) Property shall be transferred, exchanged or delivered by the Custodian or its Subcustodian only upon receipt by the Custodian of Authorized Instructions which include all information required by the Custodian.
Settlement and payment for Property received for, and delivery of Property out of, the Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Property to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Property out of the Account may also be made in any manner specifically required by Authorized Instructions acceptable to the Custodian. Notwithstanding the foregoing, the parties agree that, except where inconsistent with local law or customary practice, Property will not be delivered out of an Account except against receipt on behalf of the Client of the consideration against which such Property is being delivered.

         (3) With respect to any sale, exchange or purchase of Property, the Custodian will debit or credit the Account with cash or Property on the contractual settlement date for the countries listed on Schedule One, attached hereto and fully incorporated herein. With respect to dividends and interest, the Custodian will credit or debit the Account with cash or Property on the "AutoCredit Date" as defined and specified in the Service Documentation. Otherwise, transactions shall be credited or debited to the Account on the date cash or Property are actually received by the Custodian and reconciled to the Account. Schedule One is subject to change from time to time (i) by written agreement between the Custodian and the Client, (ii) by at least thirty (30) days prior written notice from the Custodian to the Client, where the amendment is necessary to reflect changes in law, regulation or market practice and affects all of the Custodian's relevant clients or (iii) notwithstanding Section 7A(3)(ii) above and, only in the event of sudden major changes in law, regulation or market practice without an amendment for which the Custodian or any Subcustodian could reasonably suffer significant financial liabilities, by such notice and by such means as is reasonably practicable and consistent with a reasonable standard of care.

     (i) The Custodian may reverse credits or debits made to the Account pursuant to this Section 7(A) if the related transaction fails to settle within ninety (90) days after the contractual settlement date for the related transaction, but only upon at least 72 hours prior written notice to the Client of any such reversals.

     (ii) If any Property delivered pursuant to this Section 7A is returned by the recipient thereof, the Custodian may reverse the credits and debits of the particular transaction at any time, provided however, the Custodian gives Client at least 72 hours prior written notice of any such reversals.

CORPORATE ACTIONS; PROXY VOTING; TAX RECLAIMS

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For purposes of Sections 8 and 8(A), all notices shall be sent both as set forth in Section 20 and the Service Document.

8. (a) Whenever any of the Custodian's or any Subcustodian's departments or units involved in custodial operations receives information on a timely basis or has any reason to believe that it should have received information (whether from an issuer, Subcustodian, depository or by means of electronic information typically used by custodian banks for such purpose) concerning the Property which requires discretionary or mandatory action by the beneficial owner of the Property (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Custodian shall give the Client timely notice of such Corporate Actions.

     When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Custodian shall endeavor to obtain Authorized Instructions from the Client or its Authorized Person (as defined in Section 10(b) hereof), but if Authorized Instructions are not received in time for the Custodian to take timely action, or notice of information regarding such Corporate Action (as set forth in Section 8(a) above) was received too late to seek Authorized Instructions, the Custodian is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action. Custodian shall inform the Client of execution prices in writing within three (3) business days.

     (b) The Custodian shall provide proxy voting services, if elected by the Client, in accordance with the terms of the proxy voting services rider hereto. Proxy voting services may be provided by the Custodian or, in whole or in part, by one or more third parties appointed by the Custodian (which may be "Affiliates" of the Custodian).

8A (1) Subject to the provisions hereof, the Custodian shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Property for the Client's benefit which the Custodian believes or, in the exercise of reasonable care, should have known, may be available to the Client.

     (2) The provision of tax reclaim services by the Custodian is conditional upon the Custodian's receiving from the Client or, to the extent the Property are beneficially owned by others, from each beneficial owner, A) a declaration of the beneficial owner's identity and place of residence and
     (B) certain other documentation (pro forma copies of which are available
                                      --- -----
     from the Custodian). The Client acknowledges that, if the Custodian does not receive such declarations, documentation and information the Custodian shall be unable to provide tax reclaim services.

     (3) Unless the Custodian has acted with gross negligence, fraudulently or with willful misconduct or knows or has reason to know that any third party (including any Subcustodian) has acted in such a way and Custodian fails to inform the Client on a timely basis of such third party action, the Custodian shall not be liable to the Client or any third party for any taxes, fines or penalties payable by the Custodian or the Client, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by the Client or any third party, or as a result of the provision to the Custodian or any third party of inaccurate or misleading information or the withholding of material information by the Client or any other

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     third party, or as a result of any delay of any revenue authority or any other matter beyond the Custodian's control.

     (4) The Custodian shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to the Client as of the date hereof, and the Custodian may, by two weeks prior written notice supplement or amend the markets in which tax reclaim services are offered. Other than as expressly provided in this sub-clause, the Custodian shall have no responsibility with regard to the Client's tax position or status in any jurisdiction.

     (5) The Custodian is authorized to disclose to any revenue authority, governmental body or any institution acting as agent for or on behalf of such authority or body any information contained in a Chase "Investor Tax Questionnaire" completed by Client regarding the securities and/or cash custodied by the Custodian on behalf of the Client. In the event, however, that any revenue authority or governmental body or any institution acting as agent for or on behalf of such authority or body requests information on the nature of the Client and/or information beyond that contained in an Investor Tax Questionnaire, then the Custodian shall provide the Client prompt, written notice of such request and obtain its prior, written approval before disclosing any information. The Client may not unreasonably withhold its consent to any such disclosures. To the extent permitted to do so by applicable law, regulation or the like, the Custodian shall provide the Client with copies of all such requests and notice of the applicable disclosures within fifteen (15) days, if practicable, of the disclosures.

     (6) Tax reclaim services may be provided by the Custodian or, in whole or in part, by one or more third parties appointed by the Custodian (which may be any of the Affiliates); provided that the Custodian shall be liable for the performance of any such third party to the same extent as the Custodian would have been if the Custodian performed such services.

     (7) The Client confirms that, upon prior written notice, the Custodian is authorized to deduct from any cash received or credited to the Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Custody Account.

     (8) If the Custodian does not receive appropriate declarations, documentation and information, then any additional applicable United Kingdom taxation shall be deducted from all income received in respect of the Property issued outside the United Kingdom (which shall for this purpose include UK Eurobonds) and any applicable United States tax shall be deducted from income received from the Property. The Client shall provide to the Custodian such documentation and information as the Custodian may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every material respect, not misleading in any material way, and contain all material information. The Client undertakes to notify the Custodian immediately if any such information requires updating or amendment.

     (9) Unless otherwise specified or contemplated in Service Documentation, the Client shall be responsible for the payment of all taxes relating to the Property in the Custody Account, and the Client agrees to pay, indemnify and hold the Custodian harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from, any delay in, or failure by, the Custodian (1) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or (2) to report interest, dividend or other income paid or credited to the Cash Account, whether such failure or delay by the Custodian to pay, withhold or report tax or income is the result of (x) the Client's failure to comply with the terms of this paragraph, or

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     (y) the Custodian's own acts or omissions; provided however, the Client shall not be liable to the Custodian and Custodian shall indemnify Client for any penalty, interest or additions to tax due as a result of the Custodian's failure to pay or withhold tax or to report interest, dividend or other income paid or credited to the Cash Account primarily as a result of the Custodian's breach of this Agreement, negligent acts or omissions.

(10) Notwithstanding anything contained in Sections 8(A)(1) through (9), the Custodian shall be liable for any tax reclaims not obtained on behalf of the Client as a result of missed deadlines and/or statutes of limitations where the applicable deadline or statute of limitation is missed on account of the Custodian having failed to give Client at least two months prior notice of (a) any missing required documentation or (b) any change in the law, facts, procedures and/or any other circumstances beyond the control of the Custodian; provided that, such notice may be less than two months in respect of alternative (b) where giving two months notice is not reasonably feasible as long as the notice given is as much as is reasonably feasible.

GENERAL AUTHORITY

9. In the absence of Authorized Instructions to the contrary, the Custodian shall, and shall authorize any Subcustodian to:

(a) receive and collect all income and principal with respect to Securities and to credit cash receipts to the Accounts;

(b) exchange Securities when the exchange is purely ministerial (including, without limitation, the exchange of interim receipts or temporary securities for securities in definitive form and the exchange of warrants, or other documents of entitlement to securities, for the securities themselves);

(c) surrender Securities at maturity or when called for redemption upon receiving payment therefor;

(d) execute in the Client's name such ownership and other certificates as may be required to obtain the payment of income from Securities;

(e) pay or cause to be paid, from the Accounts, any and all taxes and levies in the nature of taxes imposed on Securities by any governmental authority in connection with custody of and transactions in such Securities;

(f) endorse for collection, in the name of the Client , cheques, drafts and other negotiable instruments;

(g)  take non-discretionary action on mandatory corporate actions;

(h) in general, attend to all non-discretionary details in connection with the custody, sale, purchase, transfer and other dealings with the Property;

(i) pay calls due on partly paid Securities where the liability to pay such calls is apparent on the face of the relevant document of title held by the Custodian but not otherwise; and

(j) make payments to itself or others for expenses of handling Property or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted

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     for to the Client and Custodian shall provide at least 72 hours prior written notice of local market-imposed fees, such as stamp and registration fees.

AUTHORIZED INSTRUCTIONS; AUTHORIZED PERSONS

10.(a) Except as otherwise provided in Sections 6 through 9, and 17, all payments of monies, all transfers, exchanges or deliveries of Property and all responses to corporate actions shall be made or taken only upon receipt by the Custodian of Authorized Instructions; provided that such Authorized Instructions are timely received by the Custodian. Authorized Instructions of the Client means instructions from an Authorized Person received by facsimile, tested telex, electronic link or other electronic means or by telephone (given or purporting to be given by an Authorized Person) or by such other means as may be agreed in writing between the Client and the Custodian.

(b)       Where the Custodian receives Authorized Instructions, pursuant to
          Section 10(a) or otherwise, by telephone the Custodian shall be entitled to rely on such Authorized Instructions provided that the person giving such Authorized Instructions is or purports to be an Authorized Person. Such telephone instructions shall be confirmed in writing as soon as possible. The Custodian shall, however, be entitled in its sole discretion to act on the Authorized Instructions first given (unless prior to so acting such telephone instructions have been countermanded) and whether or not such confirmation is received. The Custodian shall not be liable to the Client for any loss caused to the Client or third parties by its taking or refraining from taking any action pursuant hereto pending receipt of written confirmation of such telephone instructions as set out above or by any irregularity, delay, mistake, telegraphic error, omission or misrepresentation that may arise provided that nothing in this sentence shall absolve the Custodian from liability for any loss, liability or expense for which it would be liable under Section 15.

(c) Authorized Person means each of the persons or entities identified on Appendix 3 as amended from time to time by written notice from the Client to the Custodian. The Client represents and warrants to the Custodian that each Authorized Person listed in Appendix 3, as amended from time to time, is authorized to issue Authorized Instructions on behalf of the Client. Prior to the delivery of the Property to the Custodian, the Custodian shall provide a list of designated system user ID numbers and passwords that the Client shall be responsible for assigning to Authorized Persons. The Custodian shall assume that an electronic transmission received and identified by a system user ID number and password was sent by an Authorized Person. The Custodian agrees to provide additional designated system user ID numbers and passwords as needed by the Client. The Client authorizes the Custodian to issue new system user ID numbers upon the request of a previously existing Authorized Person. Upon the issuance of additional system user ID numbers by the Custodian to the Client, Appendix 3 shall be deemed automatically amended accordingly. The Client authorizes the Custodian to act and rely, and directs it to accept and act, upon any Authorized Instructions received by the Custodian which have been issued, or purport to have been issued, by an Authorized Person, but this authority and direction does not apply if, prior to receipt of such Authorized Instructions, the Custodian has received Authorized Instructions from the Client that such Authorized Person is no longer authorized to issue Authorized Instructions on behalf of the Client and the Custodian has received and has had a reasonable opportunity to act upon such notice.

(d) Any Authorized Person may cancel/correct or otherwise amend any Authorized Instruction received by the Custodian, but the Client agrees to indemnify the Custodian for any loss or expense incurred by the Custodian as a result of it having relied upon or acted on any prior

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          Authorized Instruction save to the extent the Custodian is liable therefor under Section 15. An amendment or cancellation of an Authorized Instruction to deliver or receive any security or funds in connection with a trade shall not be processed once the trade has settled.

REGISTRATION OF SECURITIES

11.(a) In the absence of Authorized Instructions to the contrary, Securities which must be held in registered form shall be registered in the name of the Custodian or the Custodian's nominee or, in the case of Securities in the custody of an entity other than the Custodian, in the name of the Custodian, its Subcustodian or their respective nominees, provided that the Custodian shall not register securities in its own name if it is prohibited from doing so by relevant regulatory rules applicable to the Custodian or any Subcustodian. The Custodian may, upon prior written notice to the Client, cause any Securities to be registered or re-registered in the name of the Client.

(b) Where the Custodian has been instructed by the Client (other than as required to comply with local law or practice) to hold any Securities in the name of any person or entity other than the Custodian, its Subcustodian or their respective nominees, the Custodian shall not be responsible for any failure to collect such dividends or other income or participate in any such corporate action with respect to such Securities.

DEPOSIT ACCOUNTS

12. The Custodian confirms that, except to the extent otherwise agreed in writing, all cash held in the custody or related cash Accounts shall be deposited at all times in one or more commercial deposit accounts at the Custodian's New York or London branches.

SHORT-TERM CREDIT EXTENSIONS

13.(a) In the absence of Authorized Instructions, from time to time, the Custodian may extend credit for the Client which:

         (i) is necessary in connection with payment and clearance of Securities and foreign exchange transactions; or

         (ii) is pursuant to the schedule, as and if set forth in the Service Documentation, of credits for dividends and interest payments on Securities; or

         (iii) arises in connection with the provision by the Custodian of contractual settlement date accounting.

          Except for extensions of credit made in connection with Custodian's provision of contractual settlement date accounting or pursuant to the AutoCredits Schedule in the Service Documentation, both as specified in Section 7(a), all such extensions of credit shall be repayable by the Client on demand or within such notice period (if any) as is set out in the Service Documentation.

   (b) Except for extensions of credit made in connection with Custodian's provision of contractual settlement date accounting or pursuant to the AutoCredits Schedule in the Service Documentation, both as specified in Section 7(a), the Custodian shall be entitled to charge the Client interest for any such credit extension at rates to be agreed upon from time to time.

REPRESENTATIONS AND WARRANTIES

14.(a) The Client represents and warrants that:

          (i) the execution, delivery and performance of this Agreement (including, without limitation, the ability to obtain the extensions of credit in accordance with Section 13) are within the Client's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Client; and

          (ii) this Agreement and each extension of short-term credit extended to or arranged for the benefit of the Client in accordance with
                Section 13 shall at all times constitute a legal, valid and binding obligation of the Client enforceable against the Client, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b)  The Custodian represents and warrants that:

          (i) the execution, delivery and performance of this Agreement are within the Custodian's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Custodian, and the Custodian has all necessary regulatory authorisations to perform its functions under this Agreement and the Service Documentation; and

          (ii) this Agreement constitutes a legal, valid and binding obligation of the Custodian enforceable against the Custodian, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (iii) without prejudice to the Custodian's existing obligations and the limitations thereon, the Custodian has developed and is implementing programs to help assure that its relevant systems (including, but not limited to, the Morgan Stanley, Dean Witter & Co. "TAPS" custody system as licensed to the Custodian) and business processes will be capable of processing on and after:
                (a) January 1, 2000, date and date related data consistent with the functionality of such systems and applications; and (b) January 1, 1999 data relating to EMU and the euro.

STANDARD OF CARE; INDEMNIFICATION

15.(a) The Custodian shall be responsible for the performance of only such duties as are set forth in this Agreement or contained in Authorized Instructions given to the Custodian which are not contrary to the provisions of any relevant law or regulation. The Custodian shall be liable to the Client for, and shall indemnify the Client for and hold it harmless from, any loss, liability or expense (including reasonable attorney's fees and disbursements) incurred by the Client in connection with this Agreement to the extent that any such loss, liability or expense results directly from the negligence, wilful default or fraud of the Custodian or breach of the terms of this Agreement by the Custodian. In addition, the Custodian shall be liable to the Client for, and shall indemnify the Client for and hold it harmless from, any loss, liability or expense (including reasonable attorney's fees and disbursements) incurred by the Client in connection with this

     Agreement to the extent that any such loss, liability or expense results directly from the negligence, wilful default or fraud of the Custodian or breach of the terms of this Agreement by the Custodian. In addition, the Custodian shall be liable to the Client for, and shall indemnify the Client for and hold it harmless from, any loss, liability or expense (including reasonable attorney's fees and disbursements) incurred by the Client in connection with this Agreement to the extent that any such loss, liability or expense results directly from the negligence, wilful default or fraud of any Subcustodian or breach of the terms of this Agreement by the Subcustodian. The Custodian shall have no liability for any consequential loss, liability or expense (including, but not limited to, lost profits) (collectively "Losses") caused by or otherwise attributable to a Subcustodian and suffered by the Client entity where such Losses arose as a result or consequence of special circumstances peculiar to the entity incurring such Losses and regardless of whether the Custodian (or the Subcustodian) had been advised as to the possibility of such Losses and regardless of the form of the action. The Custodian confirms that its liability shall include, without limitation, (and notwithstanding the limitation of liability set forth in the previous sentence) any Losses incurred by the applicable Client entity on account of: (1) a "Change in the Market Value of a Security" (as defined in the next sentence hereof) where the applicable entity had instructed the Custodian to deliver out (receive in) a security in connection with the sale (purchase) of such security by such entity but which trade failed on account of a Subcustodian's negligence, wilful default, fraud or breach of the terms of this Agreement; (2) a Change in the Market Value of a Security where a purchase transaction advised to the Custodian in the normal course of business failed on account of the applicable Client entity having insufficient funds in its Accounts, to the extent that such insufficiency resulted from a Subcustodian's negligence, wilful default, fraud or breach of the terms of this Agreement. The term "Change in the Market Value of a Security" shall mean the difference determined by subtracting the closing price of such Security on the original (failed) trade date for such security from the closing price of such Security on the actual trade date for such Security where, in the case of a sale, the difference is a negative number and, in the case of a purchase, the difference is a positive number.

(b) The Client acknowledges that the Securities may be physically held outside the United States. The Custodian shall not be liable for any loss, liability or expense resulting from events beyond the reasonable control of the Custodian or any Subcustodian, including, but not limited to, force majeure, except to the extent that it results directly from the negligence, wilful misconduct or fraud of the Custodian or any Subcustodian. Without limiting the foregoing, the Custodian shall not be liable for any loss which results from: 1) the general risk of investing, or 2) investing or holding Property in a particular country including, but not limited to, losses resulting from malfunction, interruption of or error in the transmission of information caused by any machines or system or interruption of communication facilities, abnormal operating conditions, nationalization, expropriation or other governmental actions; regulation of the Custodian or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Property; except that, with respect to the failure of machines, systems, interruption of communication facilities or abnormal operating conditions on Custodian or a Subcustodian's premises or otherwise within the control of Custodian or a Subcustodian, Custodian shall not be so excused to the extent that such failure was on account of Custodian's or the Subcustodian's (as the case may be) negligence or wilful misconduct (such as a failure to have had routine maintenance performed or to have selected equipment reasonably suitable for the purposes contemplated hereby) given, in the case of Subcustodians.

(c) In addition, the Client shall indemnify the Custodian and Subcustodians and their respective nominees for, and hold each of them harmless from, any liability, loss or expense (including attorneys' fees and disbursements) to the extent incurred in connection with this Agreement together with, without limitation, the Service Documentation, including without limitation,

         (i) as a result of the Custodian having acted or relied upon any Authorized Instructions received by the Custodian in accordance with or as provided in Section 10; or

         (ii) arising out of any such person being a nominee or holder of record of Securities,

     save to the extent that any such liability or expense results directly from the negligence, wilful misconduct or fraud of or breach of the terms of this Agreement by the Custodian or any Subcustodian.

FEES

16(a) The Client shall pay to the Custodian from time to time such compensation for its services pursuant to this Agreement as may be mutually agreed upon.

(b) The Client shall hold the Custodian harmless from any liability or loss resulting from any taxes or other governmental charges, and any expenses related thereto, which may be imposed or assessed with respect to the Accounts or any Property held therein, in each case arising from the performance by the Custodian of its duties and functions under this Agreement; provided that the Custodian shall remain liable for any loss, liability or expense for which it would be liable under Section 15.

(c) Nothing in this Agreement shall authorize the Custodian or any Subcustodian to charge or debit the Cash Accounts for any amounts due and payable by the Client to the Custodian under this Section 16 which amounts shall be invoiced to the Client in accordance with the provisions of the Service Documentation.

(d) All amounts owing to the Custodian under this Clause 16 or under Clauses 13 or 15 shall be direct payment obligations of the Client to the Custodian.

TERMINATION

17(a) Either party hereto may terminate this Agreement on giving not less than 90 days prior written notice to the other. Any notice to terminate shall be sent by registered mail.

(b) If notice to terminate is given, the Client shall, within 30 days following the giving of such notice, deliver to the Custodian a statement in writing specifying the successor custodian or other person to whom the Custodian shall transfer the Property. In either event, the Custodian shall transfer the Property to the person so specified. If the Custodian does not receive such statement the Custodian, at its election, may transfer the Property to a bank or trust company established under the laws of the United States or any state thereof and that satisfies the requirements of Section 2(a)(5) of the Investment Company Act of 1940, to be held and disposed of pursuant to the provisions of this Agreement or may continue to hold the Property until such a statement is delivered to the Custodian. In such event the Custodian shall be entitled to compensation, on the basis of the agreed compensation applicable at the time, for its services during such period as the Custodian remains in possession of any Property and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect; provided, however, that the Custodian shall have no obligation to settle any transactions in Securities for the Accounts at any time later than 60 days after the date by which the Client is obliged to give the Custodian the notice required to be given under this

       Section 17(b). The provisions of Sections 15, 16, 19, 22 and 23 shall survive termination of this Agreement.

INVESTMENT ADVICE

18. The Custodian shall not supervise, recommend or advise the Client relative to the investment, purchase, sale, retention or other disposition of any Property held under this Agreement. Nothing in this Agreement shall require or oblige the Custodian to act otherwise than as a custodian. In that regard and only to the extent not otherwise provided in this Agreement, the Custodian shall have no duty or responsibility to: (i) question Authorized Instructions or make any suggestions to Client or an Authorized Person regarding such Authorized Instructions; (ii) advise the Client or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 7A hereof; (iii) evaluate or report to the Client or an Authorized Person regarding the financial condition of any broker, agent or other party to which Property is delivered or payments are made pursuant hereto; and (iv) review or reconcile trade confirmations received from brokers. The Client or its Authorized Persons issuing Authorized Instructions shall bear any responsibility to review such confirmations against Authorized Instructions issued to and statements issued by the Custodian.

CONFIDENTIALITY

19(a) The Custodian, its agents and employees shall maintain the confidentiality of information concerning the Property held in the Accounts, including in dealings with affiliates of the Custodian. In addition, the Custodian shall use all reasonable efforts to ensure that the organisation of the department carrying out its duties hereunder is such that knowledge of the Client's investment activities and policies is not available to any officers and departments of the Custodian concerned with dealing, managing or advising on securities. In the event the Custodian or any Subcustodian is requested or required to disclose any confidential information concerning the Property, the Custodian shall, to the extent practicable and legally permissible, promptly notify the Client of such request or requirement so that the Client may seek a protective order or waive any objection to the Custodian's or such Subcustodian's compliance with this Section 19. In the absence of such a waiver, if the Custodian or such Subcustodian is compelled, in the opinion of its counsel, to disclose any confidential information, the Custodian or such Subcustodian may disclose such information to such persons as, in the opinion of counsel, is so required.

(b) The Client shall maintain the confidentiality of, and not provide to any third parties absent the written permission of the Custodian, any computer software, hardware or communications facilities made available to the Client or its agents by the Custodian.

NOTICES; COMMUNICATIONS AND CLIENT SUPPORT

20. Any notice or other communication from the Client to the Custodian, unless otherwise provided by this Agreement, shall be sent by facsimile and by certified or registered mail to The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, Attention: Global Investor Services, and any notices or other communications from the Custodian to the Client relating to the custody services provided to the Client by the Custodian under this Agreement, including any reports and other information provided to the Client pursuant to
Section 5 and, if so requested by the Client, any invoices for amounts owing to the Custodian pursuant to Section 16 of this Agreement, shall be made from the Custodian's address appearing above, or as it may hereafter be changed on the Custodian's records in accordance with written notice from the Client. The principal location from which client support services shall be provided by the Custodian in connection with this Agreement shall be the Custodian's address appearing above. Any notice or other communication from the Custodian to the Client, unless otherwise provided in this Agreement or any service level documentation, shall be sent by certified or registered mail to iShares, Inc., c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Fund Administration.

ASSIGNMENT

21. This contract may not be assigned by either party in whole or in part without the prior written approval of the other.

VARIATION AND WAIVER

22(a) Subject to Section 1(d), no variation of any of the terms of this Agreement shall be valid unless it is in writing and signed by or on behalf of the parties hereto. The expression "variation" shall include any variation, supplement, deletion or replacement however effected.

(b) Any delay by either party in exercising, or failure to exercise, any right or remedy under this Agreement shall not constitute a waiver of the right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any rights or remedy under this Agreement or otherwise shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

MISCELLANEOUS

23(a) This Agreement shall bind the successors and any permitted assigns of the Client and the Custodian.

(b) If Client is acting as an agent for a disclosed or undisclosed principal in respect of any transaction or Property, the Custodian nevertheless shall treat the Client as its principal for all purposes under this Agreement. In this regard, the Client shall be liable to the Custodian as a principal in respect of any transactions relating to the Account. The foregoing shall not affect any rights the Custodian might have against the Client's principal.

(c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK. The Custodian and the Client hereby irrevocably submit to the non-exclusive jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder and hereby irrevocably waive any objection to the venue of any such action or proceeding brought in any such court or any defence of an inconvenient forum.

(d)
---

       (i) The following Rider(s) are incorporated into this Agreement:

          ___  Cash Trade Execution;

          _X__ Investment Company

           _X__  Domestic and Global Special Terms and Conditions

           _X__  Global Proxy Service

     (ii) This Agreement, including the Schedules, Exhibits, and Riders (and any separate agreement which Custodian and Client may enter into with respect to any Cash Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. Amendments must be in writing and signed by both parties.


(e) Custodian's Right Over Property;  Set-off; Each iShares MSCI Index Fund
    -----------------------------------------------------------------------
Separate.
---------

     (i) Client grants Custodian a security interest in and a lien on the Property held in the securities account as security for any and all amounts which are now or become owing to Custodian under any provision of this Agreement, whether or not matured or contingent ("Indebtedness").

     (ii) Custodian shall be further entitled to set-off any such Indebtedness against any cash or deposit account with Custodian or any of its Affiliates of which Client is the beneficial owner, regardless of the currency involved. Custodian shall notify Client in advance of any such charge.


     (iii) With respect to any obligations of Client on behalf of any particular iShares MSCI Index Fund arising hereunder, Custodian shall look for payment or satisfaction of any such obligation solely to the Property attributable to such iShares MSCI Index Fund and Client's Accounts to which such obligation relates as though that iShares MSCI Index Fund had separately contracted with Custodian by separate written agreement with respect to such Accounts. The rights and benefits to which Client on behalf of any particular iShares MSCI Index Fund is entitled hereunder shall be solely those of Client on behalf of the particular iShares MSCI Index Fund and no other iShares MSCI Index Fund shall receive such benefits. For avoidance of doubt, Client may terminate this Agreement on behalf of any particular iShares MSCI Index Fund pursuant to its provisions and the Agreement shall survive such termination in respect of the remaining iShares MSCI Index Funds that have not so terminated or been terminated.

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                            iSHARES, INC.



                                            By /s/ Nate Most
                                              --------------
                                               Name: Nate Most
                                               Title: President

Accepted:

THE CHASE MANHATTAN BANK

By  /s/ Peter Mistretta
    --------------------

Name:  Peter M. Mistretta

Title:  VP Relationship Manager

             Investment Company  Rider to Global Custody Agreement

                     Between The Chase Manhattan Bank and

                                 iShares, Inc.

                          effective January 30, 2001


The following modifications are made to the Agreement:

     I.  Add the following language to the end of Section 3 of the Agreement:

     In addition to the foregoing, the term Subcustodian as used herein shall be limited to the following:

     (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7); and

     (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

     The term "securities depository" as used herein shall be limited to the following, when referring to a securities depository located:

     (a) outside the U.S., an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule or other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depositories" shall be as defined in
     (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5; and

     (b) in the U.S., shall mean a "securities depository" as defined in SEC rule 17f-4(a).

     For purposes of provisions of the Agreement imposing liability on Custodian, the term Subcustodian shall not include any securities depository.


     II.  Add a new Section 24 to the Agreement as follows:

     24.  Compliance with Securities and Exchange Commission rule 17f-5 ("rule
          --------------------------------------------------------------------
          17f-5").
          --------

     (a) Client's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Custodian, and Custodian hereby accepts the delegation to it of, the obligation to perform as Client's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purpose of selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time or that have otherwise been made exempt by SEC exemptive order, rule other appropriate SEC action) to hold Client's foreign Assets and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)).

     (b)   In connection with the foregoing, Custodian shall:

     (i) provide written reports notifying Client's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Client's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Client's foreign custody arrangements but until further notice from Client requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

     (ii) exercise such reasonable care, prudence and diligence in performing as Client's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

     (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

     (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

     (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Custodian shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Custodian shall promptly so advise Client and shall then act in accordance with the Instructions of Client with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Client is hereby authorized to place and maintain Foreign Assets on behalf of Client with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Custodian.

     (c) Except as expressly provided herein and in Section 25 hereof, Client shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

     (d) Custodian represents to Client that it is a U.S. Bank as defined in rule 17f-5(a)(7). Client represents to Custodian that: (1) the Assets being placed and maintained in Custodian's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Custodian to perform as Client's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Client may maintain Foreign Assets in each country in which Client's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Custodian to make any selection on behalf of Client that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

      (e) Custodian shall provide to Client such information relating to Country Risk as is specified in Appendix 1-A hereto. Client hereby acknowledges that:
(i) such information is solely designed to inform Client of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Custodian has gathered the information from sources it considers reliable, but that Custodian shall have no responsibility for inaccuracies or incomplete information.

      III. Add a new Section 25 to the Agreement as follows:

      25.  Compliance with Securities and Exchange Commission rule 17f-7 ("rule
           --------------------------------------------------------------------
           17f-7").
           -------

      (a) Custodian shall, for consideration by Client, provide an analysis of the custody risks associated with maintaining Client's Foreign Assets with each Eligible Securities Depository used by Custodian as of the date hereof (or, in the case of an Eligible Securities Depository not used by Custodian as of the date hereof, prior to the initial placement of Client's Foreign Assets at such Depository) and at which any Foreign Assets of Client are held or are expected to be held. Custodian shall monitor the custody risks associated with maintaining Client's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

     (b) Custodian shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 25(a) above.

     (c) Based on the information available to it in the exercise of diligence, Custodian shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Client if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Custodian as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Client from time to time.)

                                 Appendix 1-A

                      Information Regarding Country Risk
                      ----------------------------------


     1. To aid Client in its determinations regarding Country Risk, Custodian shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

     A    Opinions of local counsel concerning:

___  i.   Whether applicable foreign law would restrict the access afforded
          Client's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___ ii. Whether applicable foreign law would restrict the Client's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Client's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B.   Written information concerning:

___  i.   The likelihood of expropriation, nationalization, freezes, or confiscation of Client's assets.

___ ii. Whether difficulties in converting Client's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C.   A market report with respect to the following topics:

     (i) securities regulatory environment, (ii) foreign ownership restrictions,
     (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

     2. Custodian shall furnish the following additional information:

         Market flashes, including with respect to changes in the information in market reports.

                           --------------------------
                            GLOBAL INVESTOR SERVICES
                           --------------------------

                            Securities Depositories
                            As of January 17, 2001

                                 Appendix 1-B

                       ELIGIBLE SECURITIES DEPOSITORIES

                            As of January 17, 2001


------------------------------------------------------------------------------------------------------------------------------
     Country                           Depository                                            Instruments
------------------------------------------------------------------------------------------------------------------------------
Argentina           CVSA                                               Equity, Corporate Debt, Government Debt
                    (Caja de Valores S.A.)
------------------------------------------------------------------------------------------------------------------------------
Argentina           CRYL                                               Government Debt
                    (Central de Registration y Liquidacion de
                    Instrumentos de Endeudamiento Publico)
------------------------------------------------------------------------------------------------------------------------------
Australia           Austraclear Limited                                Corporate Debt, Money Market, Semi-Government Debt
------------------------------------------------------------------------------------------------------------------------------
Australia           CHESS                                              Equity
                    (Clearing House Electronic Sub-register System)
------------------------------------------------------------------------------------------------------------------------------
Australia           RITS                                               Government Debt
                    (Reserve Bank of Australia/Reserve Bank
                    Information and Transfer System)
------------------------------------------------------------------------------------------------------------------------------
Austria             OeKB                                               Equity, Corporate Debt, Government Debt
                    (Oesterreichische Kontrollbank AG)
------------------------------------------------------------------------------------------------------------------------------
Belgium             CIK                                                Equity, Corporate Debt
                    (Caisse Interprofessionnelle de Depots et de
                    Virements de Titres S.A.)
------------------------------------------------------------------------------------------------------------------------------
Belgium             NBB                                                Corporate Debt, Government Debt
                    (National Bank of Belgium)
------------------------------------------------------------------------------------------------------------------------------
Brazil              CBLC                                               Equity
                    (Companhia Brasileira de Liquidacao e Custodia)
------------------------------------------------------------------------------------------------------------------------------
Brazil              CETIP                                              Corporate Debt
                    (Central de Custodia e Liquidacao Financiera de
                    Titulos Privados)
------------------------------------------------------------------------------------------------------------------------------
Brazil              SELIC                                              Government Debt
                    (Sistema Especial de Liquidacao e Custodia)
------------------------------------------------------------------------------------------------------------------------------
Bulgaria            BNB                                                Government Debt
------------------------------------------------------------------------------------------------------------------------------

                           --------------------------
                            GLOBAL INVESTOR SERVICES
                           --------------------------

                            Securities Depositories
                            As of January 17, 2001

------------------------------------------------------------------------------------------------------------------------------
     Country                           Depository                                            Instruments
------------------------------------------------------------------------------------------------------------------------------
                    (Bulgaria National Bank)
-----------------------------------------------------------------------------------------------------------------------------
Bulgaria            CDAD                                               Equity, Corporate Debt
                    (Central Depository A.D.)
------------------------------------------------------------------------------------------------------------------------------
Canada              CDS                                                Equity, Corporate, Government Debt
                    (The Canadian Depository for Securities Limited)
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
   Country                    Depository                                Instruments
---------------------------------------------------------------------------------------------------
Chile           DCV                                     Equity, Corporate Debt, Government Debt
                (Deposito Central de Valores S.A.)
---------------------------------------------------------------------------------------------------
China,          SSCCRC                                  Equity
 Shanghai       (Shanghai Securities Central Clearing
                and Registration Corporation)
---------------------------------------------------------------------------------------------------
China,          SSCC                                    Equity
 Shenzhen       (Shenzhen Securities Clearing
                Company, Limited)
---------------------------------------------------------------------------------------------------
Colombia        DCV                                     Government Debt
                (Deposito Central de Valores)
---------------------------------------------------------------------------------------------------
Colombia        DECEVAL                                 Equity, Corporate Debt, Government Debt
                (Deposito Centralizado de Valores de
                Colombia S.A.)
---------------------------------------------------------------------------------------------------
Croatia         SDA                                     Equity, Government Debt
                (Central Depository Agency Inc. -
                Stredisnja depozitarna agencija d.d.)
---------------------------------------------------------------------------------------------------
Croatia         Ministry of Finance of the Republic     Short-term debt issued by the Ministry of
                of Croatia                              Finance.
---------------------------------------------------------------------------------------------------
Croatia         CNB                                     Short-term debt issued by the National
                (Croatian National Bank)                Bank of Croatia.

---------------------------------------------------------------------------------------------------
Czech Republic  SCP                                     Equity, Corporate Debt, Government Debt
                (Stredisko cennych papiru)
---------------------------------------------------------------------------------------------------
Czech Republic  CNB                                     Government Debt
                (Czech National Bank)
---------------------------------------------------------------------------------------------------
Denmark         VP                                      Equity, Corporate Debt, Government Debt
                (Vaerdipapircentralen A/S)
---------------------------------------------------------------------------------------------------
Egypt           MCSD                                    Equity, Corporate Debt
                (Misr for Clearing, Settlement and
                Depository, S.A.E.)
---------------------------------------------------------------------------------------------------
Estonia         ECDS                                    Equity, Corporate Debt, Government Debt
                (Estonian Central Depository for
                Securities Limited - Eesti
                Vaatpaberite Keskdepositoorium)
---------------------------------------------------------------------------------------------------
Euromarket      DCC                                     Euro-CDs
                (The Depository and Clearing Centre)
---------------------------------------------------------------------------------------------------
Euromarket      Clearstream                             Euro-Debt
                (Clearstream Banking, S.A.)
---------------------------------------------------------------------------------------------------

                           --------------------------
                            GLOBAL INVESTOR SERVICES
                           --------------------------

                            Securities Depositories
                            As of January 17, 2001

---------------------------------------------------------------------------------------------------
   Country                    Depository                                Instruments
---------------------------------------------------------------------------------------------------
Euromarket      Euroclear                                Euro-Debt
---------------------------------------------------------------------------------------------------
Finland         APK                                      Equity, Corporate Debt, Government Debt
                (Finnish Central Securities
                Depository Limited)
----------------------------------------------------------------------------------------------------
France          Euroclear France                         Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------
Germany         Clearstream                              Equity, Corporate Debt, Government Debt
                (Clearstream Banking AG)
----------------------------------------------------------------------------------------------------
Greece          CSD                                      Equity, Corporate Debt
                (Central Securities Depository S.A.)
----------------------------------------------------------------------------------------------------
Greece          BoG                                      Government Debt
                (Bank of Greece)
----------------------------------------------------------------------------------------------------
Hong Kong       HKSCC                                    Equity
                (Hong Kong Securities Clearing
                Company Limited)
----------------------------------------------------------------------------------------------------
Hong Kong       CMU                                      Corporate Debt, Government Debt
                (Central Moneymarkets Unit)
----------------------------------------------------------------------------------------------------
Hungary         KELER                                    Equity, Corporate Debt, Government Debt
                (Central Depository and Clearing
                House - Kosponti Elszamolohaz es
                Ertektar (Budapest) Rt.)
----------------------------------------------------------------------------------------------------
India           NSDL                                     Equity, Corporate Debt, Government Debt
                (National Securities Depository
                Limited)
----------------------------------------------------------------------------------------------------
India           CDSL                                     Equity
                (Central Depository Services (India)
                Limited)
----------------------------------------------------------------------------------------------------
India           RBI                                      Government Debt
                (Reserve Bank of India)
----------------------------------------------------------------------------------------------------
Indonesia       KSEI                                     Equity, Corporate Debt
                (PT Kustodian Sentral Efek Indonesia)
----------------------------------------------------------------------------------------------------
Ireland         CREST                                    Equity, Corporate Debt
                (CRESTCo Limited)
----------------------------------------------------------------------------------------------------

                           --------------------------
                            GLOBAL INVESTOR SERVICES
                           --------------------------

                            Securities Depositories
                            As of January 17, 2001

---------------------------------------------------------------------------------------------------
   Country                    Depository                                Instruments
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Israel          TASE Clearing House                      Equity, Corporate Debt, Government Debt
                (Tel Aviv Stock Exchange Clearing
                House)
----------------------------------------------------------------------------------------------------
Italy           Monte Titoli S.p.A.                      Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------
Italy           Banca d'Italia                           Government Debt
----------------------------------------------------------------------------------------------------

                   ----------------------------------------
                           GLOBAL INVESTOR SERVICES
                   ----------------------------------------

                            Securities Depositories
                            As of January 17, 2001

----------------------------------------------------------------------------------------------------
   Country                    Depository                                 Instruments
----------------------------------------------------------------------------------------------------
Ivory Coast     DC/BR                                    Equity
                (Le Depositaire Central / Banque de
                Reglement)
----------------------------------------------------------------------------------------------------
Japan           JASDEC                                   Equity, Convertible Debt
                (Japan Securities Depository Center)
----------------------------------------------------------------------------------------------------
Japan           BoJ                                      Registered Government Debt
                (Bank of Japan)
----------------------------------------------------------------------------------------------------
Kazahkstan      CSD                                      Equity
                (Central Securities Depository CJSC)
----------------------------------------------------------------------------------------------------
Kenya           CBCD                                     Government Debt
                (Central Bank Central Depository)
----------------------------------------------------------------------------------------------------
Latvia          LCD                                      Equity, Corporate Debt, Government Debt
                (Latvian Central Depository)
----------------------------------------------------------------------------------------------------
Lebanon         Midclear S.A.L.                          Equity
                (Custodian and Clearing Center of
                Financial Instruments for Lebanon and
                the Middle East S.A.L.)
----------------------------------------------------------------------------------------------------
Lithuania       CSDL                                     Equity, Corporate Debt, Government Debt
                (Central Securities Depository of
                Lithuania)
----------------------------------------------------------------------------------------------------
Luxembourg      Clearstream                              Equity
                (Clearstream Banking S.A.)
----------------------------------------------------------------------------------------------------
Malaysia        MCD                                      Equity, Corporate Debt, Government Debt
                (Malaysian Central Depository Sdn.
                Bhd.)
----------------------------------------------------------------------------------------------------
Mauritius       CDS                                      Equity, Corporate Debt
                (Central Depository and Settlement
                Company Limited)
----------------------------------------------------------------------------------------------------
Mexico          INDEVAL                                  Equity, Corporate Debt, Government Debt
                (S.D. INDEVAL S.A. de C.V.)
----------------------------------------------------------------------------------------------------
Morocco         Maroclear                                Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------
Netherlands     NECIGEF                                  Equity, Corporate Debt, Government Debt
                (Nederlands Centraal Insituut voor
                Giraal Effectenverkeer B.V.)
----------------------------------------------------------------------------------------------------
New Zealand     NZCSD                                    Equity, Corporate Debt, Government
----------------------------------------------------------------------------------------------------

                   ----------------------------------------
                           GLOBAL INVESTOR SERVICES
                   ----------------------------------------

                            Securities Depositories
                            As of January 17, 2001


--------------------------------------------------------------------------------
   Zealand      (New Zealand Central Securities Depository)    Debt
--------------------------------------------------------------------------------

                   ----------------------------------------
                           GLOBAL INVESTOR SERVICES
                   ----------------------------------------

                            Securities Depositories
                            As of January 17, 2001

-------------------------------------------------------------------------------------------------------------------------------
     Country                           Depository                                             Instruments
-------------------------------------------------------------------------------------------------------------------------------
Nigeria             CSCS                                                Equity, Corporate Debt, Government Debt
                    (Central Securities Clearing System Limited)
-------------------------------------------------------------------------------------------------------------------------------
Norway              VPS                                                 Equity, Corporate Debt, Government Debt
                    (Verdipapirsentralen)
-------------------------------------------------------------------------------------------------------------------------------
Oman                MDSRC                                               Equity, Corporate Debt
                    (The Muscat Depository and Securities
                    Registration Company, S.A.O.C.)
-------------------------------------------------------------------------------------------------------------------------------
Pakistan            CDC                                                 Equity, Corporate Debt
                    (Central Depository Company of Pakistan Limited)
-------------------------------------------------------------------------------------------------------------------------------
Pakistan            SBP                                                 Government Debt
                    (State Bank of Pakistan)
-------------------------------------------------------------------------------------------------------------------------------
Peru                CAVALI                                              Equity, Corporate Debt, Government Debt
                    (CAVALI ICLV S.A.)
-------------------------------------------------------------------------------------------------------------------------------
Philippines         PCD                                                 Equity
                    (Philippine Central Depository Inc.)
-------------------------------------------------------------------------------------------------------------------------------
Philippines         ROSS                                                Government Debt
                    (Bangko Sentral ng Pilipinas / Register of
                    Scripless Securities)
-------------------------------------------------------------------------------------------------------------------------------
Poland              NDS                                                 Equity, Long-Term Government Debt
                    (National Depository for Securities S.A.)
------------------------------------------------------------------------------------------------------------------------------
Poland              CRT                                                 Short-Term Government Debt
                    (Central Registry of Treasury-Bills)
-------------------------------------------------------------------------------------------------------------------------------
Portugal            CVM                                                 Equity, Corporate Debt, Government Debt
                    (Central de Valores Mobiliarios e Sistema de
                    Liquidacao e Compensacao)
-------------------------------------------------------------------------------------------------------------------------------
Romania             SNCDD                                               Equity
                    (National Company for Clearing, Settlement and
                    Depository for Securities)
-------------------------------------------------------------------------------------------------------------------------------
Romania             BSE                                                 Equity
                    (Bucharest Stock Exchange Registry)
-------------------------------------------------------------------------------------------------------------------------------
Russia              VTB                                                 Equity, Corporate Debt, Government Debt (Ministry of
                    (Vneshtorgbank)                                     Finance Bonds)
-------------------------------------------------------------------------------------------------------------------------------

                   ----------------------------------------
                           GLOBAL INVESTOR SERVICES
                   ----------------------------------------

                            Securities Depositories
                            As of January 17, 2001


---------------------------------------------------------------------------------------------------
   Country                    Depository                                Instruments
---------------------------------------------------------------------------------------------------
Russia          NDC                                     Equity, Corporate Debt, Government Debt
                (National Depository Centre)
---------------------------------------------------------------------------------------------------
Russia          DCC                                     Equity
                (Depository Clearing Company)
---------------------------------------------------------------------------------------------------
Singapore       CDP                                     Equity, Corporate Debt
                (The Central Depository (Pte) Limited)
---------------------------------------------------------------------------------------------------
Singapore       SGS                                     Government Debt
                (Monetary Authority of Singapore /
                Singapore Government Securities
                Book-Entry System)
---------------------------------------------------------------------------------------------------
Slovak          SCP                                     Equity, Corporate Debt, Government Debt
 Republic       (Stredisko cennych papierov SR
                Bratislava, a.s.)
---------------------------------------------------------------------------------------------------
Slovak          NBS                                     Government Debt
 Republic       (National Bank of Slovakia)

---------------------------------------------------------------------------------------------------
Slovenia        KDD                                     Equity, Corporate Debt, Government Debt
                (Centralna klirinsko depotna druzba
                d.d.)
---------------------------------------------------------------------------------------------------
South Africa    CDL                                     Corporate Debt, Government Debt
                (Central Depository (Pty) Limited)
---------------------------------------------------------------------------------------------------
South Africa    STRATE                                  Equity
                (Share Transactions Totally
                Electronic)
---------------------------------------------------------------------------------------------------
South Korea     KSD                                     Equity, Corporate Debt, Government Debt
                (Korea Securities Depository)
---------------------------------------------------------------------------------------------------
Spain           SCLV                                    Equity, Corporate Debt
                (Servicio de Compensacion y
                Liquidacion de Valores, S.A.)
---------------------------------------------------------------------------------------------------
Spain           CBEO                                    Government Debt
                (Banco de Espana / Central Book Entry
                Office)
---------------------------------------------------------------------------------------------------
Sri Lanka       CDS                                     Equity, Corporate Debt
                (Central Depository System (Private)
                Limited)
---------------------------------------------------------------------------------------------------
Sweden          VPC                                     Equity, Corporate Debt, Government Debt
                (Vardepapperscentralen AB)
---------------------------------------------------------------------------------------------------

                   ----------------------------------------
                           GLOBAL INVESTOR SERVICES
                   ----------------------------------------

                            Securities Depositories
                            As of January 17, 2001

----------------------------------------------------------------------------------------------------
   Country                    Depository                                 Instruments
----------------------------------------------------------------------------------------------------
Switzerland     SIS                                      Equity, Corporate Debt, Government Debt
                (SIS SegaInterSettle AG)
----------------------------------------------------------------------------------------------------
Taiwan          TSCD                                     Equity, Government Debt
                (Taiwan Securities Central Depository
                Co., Ltd.)
----------------------------------------------------------------------------------------------------
Thailand        TSD                                      Equity, Corporate Debt, Government Debt
                (Thailand Securities Depository
                Company Limited)
----------------------------------------------------------------------------------------------------
Tunisia         STICODEVAM                               Equity, Corporate Debt, Government Debt
                (Societe Tunisienne
                Interprofessionnelle pour la
                Compensation et le Depot des Valeurs
                Mobilieres)
----------------------------------------------------------------------------------------------------
Turkey          TAKASBANK                                Equity, Corporate Debt, Government Debt
                (IMKB Takas ve Saklama Bankasi A.S.)
----------------------------------------------------------------------------------------------------
United Kingdom  CREST                                    Equity, Corporate Debt, Government Debt
                (CRESTCo Limited)
----------------------------------------------------------------------------------------------------
United Kingdom  CMO                                      Sterling & Euro CDs, Commercial Paper
                (Central Moneymarkets Office)
----------------------------------------------------------------------------------------------------
United States   DTC                                      Equity, Corporate Debt
                (Depository Trust Company)
----------------------------------------------------------------------------------------------------
United States   PTC                                      Mortgage Back Debt
                (Participants Trust Company)
----------------------------------------------------------------------------------------------------
United States   FED                                      Government Debt
                (The Federal Reserve Book-Entry
                System)
----------------------------------------------------------------------------------------------------
Uruguay         BCU                                      Corporate Debt, Government Debt
                (Banco Central del Uruguay)
----------------------------------------------------------------------------------------------------
Venezuela       BCV                                      Government Debt
                (Banco Central de Venezuela)
----------------------------------------------------------------------------------------------------
Zambia          CSD                                      Equity, Government Debt
                (LuSE Central Shares Depository
                Limited)
----------------------------------------------------------------------------------------------------
ZAMBIA                           BOZ                     Government Debt
                (Bank of Zambia)
----------------------------------------------------------------------------------------------------

                          GLOBAL PROXY SERVICE RIDER

                          To Global Custody Agreement

                                    Between

                           THE CHASE MANHATTAN BANK

                                      AND

                                 iSHARES, INC.

                            dated January 30, 2001

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to Client, as the same may be amended by Custodian from time to time on prior notice to Client. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Custodian to Client of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Custodian or provided to Custodian by its Subcustodians or third parties, and (b) voting by Custodian of proxies based on Client Instructions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Custodian or its Subcustodian. In this respect Custodian's only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Custodian reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Client, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Custodian shall attempt to provide accurate and complete Notifications, whether or not translated, Custodian shall not be liable for any losses or other consequences that may result from reliance by Client upon Notifications where Custodian prepared the same in good faith.

4 Notwithstanding the fact that Custodian may act in a fiduciary capacity with respect to Client under other agreements or otherwise under the Agreement, in performing Proxy Services Custodian shall be acting solely as the agent of Client, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Financial Assets are: (i) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Custodian or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

                   ----------------------------------------
                           GLOBAL INVESTOR SERVICES
                   ----------------------------------------

                            Securities Depositories
                            As of January 17, 2001


6 Client acknowledges that in certain countries Custodian may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received
            ---
     from all Clients).

7. Client shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Custodian or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Custodian in accordance with (S)10 of the Agreement. Proxy Services fees shall be as set forth in (S)16 of the Agreement or as separately agreed.

                              DOMESTIC AND GLOBAL

                      SPECIAL TERMS AND CONDITIONS RIDER
                      ----------------------------------

Domestic Corporate Actions and Proxies
--------------------------------------

With respect to domestic U.S. and Canadian Property (the latter only if held in DTC), the following provisions shall apply rather than the pertinent provisions of Section 8 of the Agreement and the Global Proxy Service rider:

     Custodian shall send to Client or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Custodian's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Custodian for forwarding to its Clients. In addition, Custodian shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Client or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Custodian has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Custodian for this purpose.

                  ------------------------------------------
                           GLOBAL INVESTOR SERVICES
                  ------------------------------------------

                            Securities Depositories
                            As of January 17, 2001

                                   APPENDIX 2
                               (List of Accounts)

iShares Accounts
----------------

----------------------------------------------------------------------------------------------------------
Mnemonic                                Account Name                          GTI a/c no      CUST NO.
----------------------------------------------------------------------------------------------------------
XATS              iSHARES Austria Index Series                                      17167          6028450
----------------------------------------------------------------------------------------------------------
XAUD              iSHARES Australia Index Series                                    17168          6028468
----------------------------------------------------------------------------------------------------------
XBEF              iSHARES Belgium Index Series                                      17169          6028492
----------------------------------------------------------------------------------------------------------
XBRL              iSHARES BRAZIL INDEX SERIES                                       19653          6033427
----------------------------------------------------------------------------------------------------------
XCAD              iSHARES Canadian Index Series                                     17170          6028500
----------------------------------------------------------------------------------------------------------
XCHF              iSHARES Switzerland Index Series                                  17171          6028518
----------------------------------------------------------------------------------------------------------
XDEM              iSHARES Germany Index Series                                      17172          6028526
----------------------------------------------------------------------------------------------------------
XESP              iSHARES Spain Index Series                                        17173          6028534
----------------------------------------------------------------------------------------------------------
XEUR              iSHARES EURO INDEX SERIES                                         19652          6033468
----------------------------------------------------------------------------------------------------------
XFRF              iSHARES France Index Series                                       18638          6072136
----------------------------------------------------------------------------------------------------------
XGBP              iSHARES Great Britain Index Series                                17174          6028542
----------------------------------------------------------------------------------------------------------
XHKD              iSHARES Hong Kong Index Series                                    17175          6028559
----------------------------------------------------------------------------------------------------------
XITL              iSHARES Italy Index Series                                        17176          6028567
----------------------------------------------------------------------------------------------------------
XJPY              iSHARES Japan Index Series                                        17177          6028575
----------------------------------------------------------------------------------------------------------
XKRW              iSHARES SOUTH KOREAN INDEX SERIES                                 19655          6033443
----------------------------------------------------------------------------------------------------------
XMXN              iSHARES Mexican Index Series                                      17178          6028583
----------------------------------------------------------------------------------------------------------
XMYR              iSHARES Malaysian Index Series                                    17179          6028591
----------------------------------------------------------------------------------------------------------
XNLG              iSHARES Netherlands Index Series                                  17180          6028617
----------------------------------------------------------------------------------------------------------
XSEK              iSHARES Sweden Index Series                                       17181          6028625
----------------------------------------------------------------------------------------------------------
XSGD              iSHARES Singapore Index Series                                    17182          6028641
----------------------------------------------------------------------------------------------------------
XTWD              iSHARES TAIWAN INDEX SERIES                                       19654          6033435
----------------------------------------------------------------------------------------------------------

                  ------------------------------------------
                           GLOBAL INVESTOR SERVICES
                  ------------------------------------------

                            Securities Depositories
                            As of January 17, 2001

----------------------------------------------------------------------------------------------------------
XUSA              iSHARES USA INDEX SERIES                                          19650          6033419
----------------------------------------------------------------------------------------------------------
XZAR              iSHARES SOUTH AFRICAN INDEX SERIES                                19651          6033450
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                  ------------------------------------------
                           GLOBAL INVESTOR SERVICES
                  ------------------------------------------

                            Securities Depositories
                            As of January 17, 2001

                                   EXHIBIT A


                           SUB-CUSTODIANS EMPLOYED BY
                           --------------------------

              THE CHASE MANHATTAN BANK, GLOBAL CUSTODY FOR iSHARES
              ----------------------------------------------------

COUNTRY                 SUB-CUSTODIAN                            CORRESPONDENT
-------                 -------------                            -------------
BANK
----
AUSTRALIA               The Chase Manhattan Bank                 The Chase Manhattan Bank
---------                                                        Sydney
                        Level 37
                        AAP Center
                        259, George Street
                        Sydney NSW 2000
                        AUSTRALIA
                        BIC:  CHASAU2X                           BIC:  CHASAU2X


AUSTRIA                 Bank Austria AG                          Chase Manhattan Bank AG
-------                 Julius Tandler Platz - 3                 Frankfurt
                        A-1090 Vienna
                        AUSTRIA
                        BIC:  BKAUATWW                           BIC:  CHASDEFX

BELGIUM                 Generale Bank                            Chase Manhattan Bank AG
-------                 3 Montagne Du Parc                       Frankfurt
                        1000 Brussels
                        BELGIUM
                        BIC:  GEBABEBB                           BIC:  CHASDEFX

BRAZIL                  BankBoston, N.A.                         BankBoston, N.A.

                  ------------------------------------------
                           GLOBAL INVESTOR SERVICES
                  ------------------------------------------

                            Securities Depositories
                            As of January 17, 2001

                        Rua Libero Badaro, 425-29 andar          Sao Paulo
                        Sao Paulo - SP 01009-000
                        BRAZIL

                           CVM: 06980.000043.057037.1-8
                        BIC: FNBBBRSPICS                         BIC: FNBBBRSPICS


CANADA                  The Royal Bank of Canada                 Royal Bank of Canada
------                  200 Bay Street, Suite 1500               Toronto
                        15/th/ Floor
                        Royal Bank Plaza, North Tower
                        Toronto
                        Ontario   M5J 2J5
                        CANADA
                        BIC:  ROYCCATZ                           BIC:  ROYCCATZ

DENMARK                 Den Danske Bank                          Unibank
-------                 2-12 Holmens Kanal                       Copenhagen (COSMIC)
                        DK 1092 Copenhagen K                     Den Danske Bank
                        DENMARK                                  Copenhagen (TAPS)
                        BIC:  DABADKKK                           BIC:  UNIBDKKK

EUROMARKET              Cedelbank                                EURO: Chase Manhattan Bank AG
----------              67 Bd Grande-Duchesse Charlotte          Frankfurt
                        L-2967 LUXEMBOURG

                        Euroclear
                        Euroclear Operations Centre
                        Boulevard Emile Jacqmain 151
                        B-1210 Brussels
                        BELGIUM

                  ------------------------------------------
                           GLOBAL INVESTOR SERVICES
                  ------------------------------------------

                            Securities Depositories
                            As of January 17, 2001

FINLAND                 Merita Bank Plc                          Chase Manhattan Bank AG
-------                 2598 Custody Services                    Frankfurt
                        Aleksis Kiven Katu 3-5
                        FIN-00020 MERITA, Helsinki
                        FINLAND
                        BIC:  MRITFIHH                           BIC: CHASDEFX

FRANCE                  Bank Paribas                             Chase Manhattan Bank AG
------                  Ref 256                                  Frankfurt
                        BP 141
                        3 Rue D'Antin
                        75078 Paris
                        Cedex 02
                        FRANCE
                        BIC:  PARBFRPP                           BIC:  CHASDEFX

GERMANY                 Dresdner Bank AG                         Chase Manhattan Bank AG
-------                 Juergen-Ponto-Platz 1                    Frankfurt
                        60284 Frankfurt/Main
                        GERMANY
                        BIC:  DRESDEFF                           BIC:  CHASDEFX

HONG KONG               The Chase Manhattan Bank                 The Chase Manhattan Bank
---------               15/th/F Chase Manhattan Tower            Hong Kong
                        Shatin
                        New Territories
                        HONG KONG
                        BIC:  CHASHKHH                           BIC:  CHASHKHH

IRELAND                 Bank of Ireland                          Chase Manhattan Bank AG
-------                 Intl Financial Services Centre           Frankfurt

                  ------------------------------------------
                           GLOBAL INVESTOR SERVICES
                  ------------------------------------------

                            Securities Depositories
                            As of January 17, 2001


                        1 Harbourmaster Place
                        Dublin 1
                        IRELAND
                        BIC: BISSIE2D                            BIC:  CHASDEFX

ITALY                   Banque Paribas                           Chase Manhattan Bank AG
-----                   2 Piazza San Fedele                      Frankfurt
                        20121 Milan
                        ITALY
                        BIC:  PARBITMM                           BIC:  CHASDEFX

JAPAN                   The Fuji Bank                            The Chase Manhattan Bank
-----                   6-7 Nohombashi-Kabutocho                 Tokyo
                        Chuo-Ku
                        Tokyo
                        JAPAN
                        BIC:  FUJIJPJT                           BIC:  CHASJPJT

MALAYSIA                The Chase Manhattan Bank Berhad          Chase Manhattan Bk Berhad
--------                Merana Dion, Level 26                    Kuala Lumpur
                        Jalan Sultan Ismail
                        50250 Kuala Lumpur
                        MALAYSIA
                        BIC:  CHASMYKK                           BIC:  CHASMYKK

MEXICO                  Citibank Mexico, S.A.                    Chase Manhattan Bank Mexico, S.A.
                        Paseo de la reforma 390                  BIC: CHSEMXMX
                           06695 Mexico, D.F
                        MEXICO

                        BIC: CITIUS33MER

                  ------------------------------------------
                           GLOBAL INVESTOR SERVICES
                  ------------------------------------------

                            Securities Depositories
                            As of January 17, 2001



NETHERLANDS             ABN AMRO N.V.                                      Chase Manhattan Bank AG
-----------             Kemelstede 2                                       Frankfurt
                        P. O. Box 3200
                        4800 DE Breda
                        NETHERLANDS
                        BIC:  ABNANL2A                                     BIC:  CHASDEFX



NEW ZEALAND             National Nominees Limited                          Bank of New Zealand
-----------             Level 2 BNZ Tower                                  Wellington
                        125 Queen Street
                        Auckland
                        NEW ZEALAND
                        BIC:  NATANZ22                                     BIC:  BKNZNZ22

NORWAY                  Den norske Bank ASA                                Den norske Bank ASA
------                  Stranden 21                                        Oslo
                        PO Box 1171 Sentrum
                        N-0107 Oslo
                        NORWAY
                        BIC:  DNBANOKK                                     BIC:  DNBANOKK

PORTUGAL                Bco Espito Santo e Com de Lisboa, Lisbon           Chase Manhattan Bank AG
--------                195 Avenida da Liberdade                           Frankfurt
                        P-1200 Lisbon
                        PORTUGAL
                        BIC:  BESCPTPL                                     BIC:  CHASDEFX

SINGAPOR                Standard Chartered Bank                            The Chase Manhattan Bank
---------               3/F, 6 Battery Road                                Singapore

                    ---------------------------------------
                           GLOBAL INVESTOR SERVICES
                    ---------------------------------------

                            Securities Depositories
                            As of January 17, 2001

                         049909
                         SINGAPORE
                         BIC:  SCBLSGSG                               BIC:  CHASSGSG

SOUTH AFRICA             Standard Chartered Bank of South Africa      Standard Corporate
------------             1st FL                                       and Merchant Bank
                         5 Simmonds Street
                         Johannesburg 2001                            BIC: SBZAZAJJ
                         SOUTH AFRICA

                         BIC: SBZAZAJJ

SOUTH KOREA              Standard Chartered Bank                      Standard Chartered Bank
-----------              13/F, Nae Wei Building, 6                    Seoul
                         2 KA, Ulchi-Ro, Chung-Ku
                         Seoul
                         SOUTH KOREA
                         Investor ID 10366                            BIC: SCBLKRSEXXX
                         BIC: SCBLKRSEXXX

SPAIN                    Chase Manhattan Bank CMB, S.A.               Chase Manhattan Bank AG
-----                    Paseo de la Castellana, 51                   Frankfurt
                         28046 Madrid
                         SPAIN
                         BIC:  CHASESMX                               BIC:  CHASDEFX

SWEDEN                   Skandinaviska Enskilda Banken                Svenska Handelsbanken
------                   Sergels Torg 2                               Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
                         BIC:  ESSESESS                               BIC:  HANDSESS

SWITZERLAND              UBS AG                                       UBS AG
-----------              45 Bahnhofstrasse                            Zurich
                         8021 Zurich

                    ---------------------------------------
                           GLOBAL INVESTOR SERVICES
                    ---------------------------------------

                            Securities Depositories
                            As of January 17, 2001

                         SWITZERLAND
                         BIC:  UBSWCHZH                               BIC:  UBSWCHZ

TAIWAN                   The Hongkong and Shanghai Banking            The Hongkong and Shanghai
------                   International Trade Building                 Banking Corporation Limited
                         16th Floor, Taipei World Trade Center        Taipei
                         333 Keelung Road, Section 1
                         Taipei 110
                         TAIWAN
                         BIC: HSBCTWTP                                BIC: HSBCTWTP

U.K.                     The Chase Manhattan Bank                     The Chase Manhattan Bank
----                     Crosby Court                                 London
                         Ground Floor
                         38 Bishopsgate
                         London EC2N 4AJ
                         UNITED KINGDOM
                         CREST ID: BT01C
                         BIC:  CHASGB2L                               BIC:  CHASGB2L

U.S.A.                   The Chase Manhattan Bank                     The Chase Manhattan Bank
------                   4 New York Plaza                             New York
                         New York
                         NY 10004
                         U.S.A.
                         DTC:  902
                         Agent bank no:  00902

                    ---------------------------------------
                           GLOBAL INVESTOR SERVICES
                    ---------------------------------------

                            Securities Depositories
                            As of January 17, 2001

                         a/c no:  PS35481
                         BIC:  CHASUS33                               BIC:  CHASUS33

                    ---------------------------------------
                           GLOBAL INVESTOR SERVICES
                    ---------------------------------------

                            Securities Depositories
                            As of January 17, 2001


                                  SCHEDULE ONE
                                  ------------


-------------------------------------------------------------------------------------------
  Market                               AutoCredit      CSDA                     Active Proxy Voting
                                                       (Sales & Purchases)
---------------------------------------------------------------------------------------------------
  Argentina                            no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Australia                            Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Austria                              Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Bahrain                              no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Bangladesh                           no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Belgium                              Yes             Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Bermuda                              Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Botswana                             no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Brazil                               no              Yes*                     Yes
---------------------------------------------------------------------------------------------------
  Bulgaria                             no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Canada                               Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Chile                                no              no                       Yes
---------------------------------------------------------------------------------------------------
  Colombia                             no              no                       Yes
---------------------------------------------------------------------------------------------------
  Croatia                              no              no                       Yes
---------------------------------------------------------------------------------------------------
  Cyprus                               no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Czech Republic                       Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Denmark                              Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Ecuador                              no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Egypt                                no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Estonia                              Yes             Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Eurobonds                            Yes             Yes                      n/a
---------------------------------------------------------------------------------------------------
  Euro CDs                             no              Yes                      n/a
---------------------------------------------------------------------------------------------------
  Finland                              Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  France                               Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Germany                              Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Ghana                                no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Market                               AutoCredit      CSDA                     Active Proxy Voting
                                                       (Sales & Purchases)
---------------------------------------------------------------------------------------------------
  Greece                               Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Hong Kong                            Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Hungary                              no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  India                                no              no                       Yes
---------------------------------------------------------------------------------------------------
  Indonesia                            Yes**           Yes                      Yes
---------------------------------------------------------------------------------------------------
  Ireland                              Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Israel                               Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Italy                                Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------

                    ---------------------------------------
                           GLOBAL INVESTOR SERVICES
                    ---------------------------------------

                            Securities Depositories
                            As of January 17, 2001

---------------------------------------------------------------------------------------------------
  Ivory Coast                          no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Japan                                Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Jordan                               no              Yes*                     Yes
---------------------------------------------------------------------------------------------------
  Kazakhstan                           no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Kenya                                no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Latvia                               no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Lebanon                              no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Lithuania                            no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Luxembourg                           Yes             Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Malaysia                             no              no                       Yes
---------------------------------------------------------------------------------------------------
  Mauritius                            no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Mexico                               Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Morocco                              no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Nambia                               no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Netherlands                          Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  New Zealand                          Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Norway                               Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Oman                                 no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  Pakistan                             no              no                       Yes
---------------------------------------------------------------------------------------------------
  Peru                                 no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Market                               AutoCredit      CSDA                     Active Proxy Voting
                                                       (Sales & Purchases)
---------------------------------------------------------------------------------------------------
  Philippines                          no              Yes*                     Yes
---------------------------------------------------------------------------------------------------
  Poland                               no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Portugal                             Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Romania                              no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Russia                               no              no                       Yes
---------------------------------------------------------------------------------------------------
  Shanghai (China)                     no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Shenzhen (China)                     no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Singapore                            Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Slovak Republic                      no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Slovenia                             no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  South Africa                         Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  South Korea                          no              no                       Yes
---------------------------------------------------------------------------------------------------
  Spain                                Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Sri Lanka                            no              Yes                      Yes
---------------------------------------------------------------------------------------------------
  Swaziland                            no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Sweden                               Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Switzerland                          Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Taiwan                               no              Yes*                     Yes
---------------------------------------------------------------------------------------------------
  Thailand                             Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Tunisia                              no              Yes                      Yes
---------------------------------------------------------------------------------------------------

                    ---------------------------------------
                           GLOBAL INVESTOR SERVICES
                    ---------------------------------------

                            Securities Depositories
                            As of January 17, 2001

---------------------------------------------------------------------------------------------------
  Turkey                               no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  United Kingdom                       Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Uruguay                              no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------
  United States of America             Yes             Yes                      Yes
---------------------------------------------------------------------------------------------------
  Venezuela                            no              no                       Yes
---------------------------------------------------------------------------------------------------
  Zambia                               no              no                       Voting Only
---------------------------------------------------------------------------------------------------
  Zimbabwe                             no              Yes                      Voting Only
---------------------------------------------------------------------------------------------------

* Local currency only    ** Currently suspended